Exhibit 99.4

BBX CAPITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

As described in the Current Report on Form 8-K filed by BBX Capital Corporation with the Securities and Exchange Commission on April 6, 2013 (the “Initial Form 8-K”) and the accompanying Amendment No. 1 to the Company’s Initial Form 8-K, the Company invested a total of $71.75 million in Woodbridge Holdings, LLC (“Woodbridge”) on April 2, 2013 in exchange for a 46% equity interest in Woodbridge.  The Company’s investment in Woodbridge, which consisted of $60 million in cash and a promissory note in Woodbridge’s favor in the original principal amount of $11.75 million, was made in connection with the closing of Woodbridge’s acquisition, pursuant to a cash merger transaction (the “Merger”), of all of the shares of common stock of Bluegreen Corporation (“Bluegreen”) not previously owned by Woodbridge (the Merger, together with the Company’s investment in Woodbridge, the “Transactions”).

The following unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2013 is presented to give effect to the Transactions as if they had been completed on March 31, 2013. The following unaudited pro forma condensed consolidated statements of operations for each of the years in the three year period ended December 31, 2012 and for the three months ended March 31, 2013 and 2012 are presented to give effect to the Transactions as if they had been completed on January 1, 2010.

The pro forma financial statements have been presented for illustrative purposes only. The pro forma financial statements are not necessarily indicative of what the Company’s financial condition or results of operations actually would have been had the Transactions been consummated on the dates assumed. In addition, the pro forma financial statements do not purport to project the future financial condition or operating results of the Company.

Prior to the completion of the Transactions, Woodbridge was a wholly owned subsidiary of BFC Financial Corporation (“BFC”) and, through Woodbridge, BFC held an approximately 54% equity interest in Bluegreen.  BFC continues to hold a 54% equity interest in Woodbridge.  BFC also owns shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 53% of the Company’s total equity and 75% of the Company’s total voting power. As a result, the pro forma financial statements have been prepared using the historical cost method of accounting as the Company’s investment in Woodbridge was accounted for as a  transaction between entities under common control. Pursuant to the historical cost method of accounting, the Company’s investment in Woodbridge was recorded at BFC’s carrying amount on April 2, 2013, the date of the investment, for the portion of BFC’s interest in Woodbridge that was acquired by the Company in exchange for its investment.

There were no material transactions between the Company and Woodbridge during the periods presented in the pro forma financial statements that were required to be eliminated in the pro forma financial statements.

The pro forma financial statements are based upon, have been developed from, and should be read in conjunction with, the historical consolidated financial statements of the Company contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

Exhibit 99.4

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION

	Historical			Pro forma
	March 31,	Pro forma		March 31,
(In thousands)	2013	adjustments	Note	2013
ASSETS
Cash and interest bearing deposits in banks	$70,080	(60,000)	(1)	10,080
Loans held for sale	22,324	-		22,324
Loans receivable, net	254,812	-		254,812
Investment in Woodbridge	-	85,087	(2)	85,087
Real estate owned	76,780	-		76,780
Other assets	8,488	-		8,488
Total assets	$432,484	25,087		457,571
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
BB&T preferred interest in FAR, LLC	$164,070	-		164,070
Notes payable	10,360	-		10,360
Notes payable to Woodbridge		11,750	(3)	11,750
Other liabilities	23,702	-		23,702
Total liabilities	198,132	11,750		209,882
Stockholders' Equity:
Total stockholders' equity	234,352	13,337	(4)	247,689
Total liabilities and stockholders' equity	$432,484	25,087		457,571

(1)  Represents the $60 million cash portion of the Company’s investment in Woodbridge.

(2) Represents the Company’s interest in Woodbridge based on BFC’s carrying amount on April 2, 2013, the date of the Company’s investment in Woodbridge, for the 46% of BFC’s interest in Woodbridge that was acquired by the Company in consideration for its investment.

(3)  Represents the $11.75 million promissory note issued by the Company in Woodbridge’s favor.

(4)  Represents the difference between the Company’s interest in Woodbridge, as described in Note 2, and the Company’s total investment of $71.75 million in Woodbridge.

Exhibit 99.4

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013

		Pro forma
	Historical	adjustments	Note	Pro forma
Revenues:
Interest income	$3,045	-		3,045
Income from Woodbridge	-	4,747	(1)	4,747
Other	2,554	-		2,554
Total revenues	5,599	4,747		10,346
Expenses:
Interest expense	1,182	-		1,182
Interest expense Woodbridge	-	147	(2)	147
Employee compensation and benefits	3,343	-		3,343
Professional fees	2,163	-		2,163
Provision for loan losses	759	-		759
Other	4,684	-		4,684
Total expenses	12,131	147		12,278
Loss from continuing operations
before income taxes	(6,532)	4,600		(1,932)
Provision for income taxes	-	-		-
Loss from continuing operations	(6,532)	4,600		(1,932)
Basic and diluted loss per share	$(0.41)			(0.12)
Basic and diluted weighted average
number of common and common
equivalent shares outstanding	15,785,870			15,785,870

(1)    Reflects the equity in earnings of Woodbridge for the three months ended March 31, 2013 based on the equity method of accounting adjusted for Woodbridge’s acquisition in the Merger of all of the shares of Bluegreen not previously owned by Woodbridge. (2)  Represents interest expense for the three months ended March 31, 2013 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.

(2)  Represents interest expense for the three months ended March 31, 2013 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.

Exhibit 99.4

a

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012

		Pro forma
	Historical	adjustments	Note	Pro forma
Revenues:
Interest income	$8,335	-		8,335
Income from Woodbridge	-	4,520	(1)	4,520
Other	1,417	-		1,417
Total revenues	9,752	4,520		14,272
Expenses:
Interest expense	4,167	-		4,167
Interest expense Woodbridge	-	147	(2)	147
Employee compensation and benefits	5,259	-		5,259
Professional fees	6,197	-		6,197
Reversals of Provision for loan losses	(765)	-		(765)
Other	8,065	-		8,065
Total expenses	22,923	147		23,070
Loss from continuing operations
before income taxes	(13,171)	4,373		(8,798)
Provision for income taxes	1	-		1
Loss from continuing operations	(13,172)	4,373		(8,799)
Basic and diluted loss per share	$(0.84)			(0.56)
Basic and diluted weighted average
number of common and common
equivalent shares outstanding	15,659,257			15,659,257

(1)    Reflects the equity in earnings of Woodbridge for the three months ended March 31, 2012 based on the equity method of accounting adjusted for Woodbridge’s acquisition in the Merger of all of the shares of Bluegreen not previously owned by Woodbridge.

(2)  Represents interest expense for the three months ended March 31, 2012 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.

Exhibit 99.4

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

		Pro forma
	Historical	Adjustments	Note	Pro forma
Revenues:
Interest income	$21,804	-		21,804
Income from Woodbridge	-	33,178	(1)	33,178
Other	6,506	-		6,506
Total revenues	28,310	33,178		61,488
Expenses:
Interest expense	11,926	-		11,926
Interest expense Woodbridge	-	588	(2)	588
Employee compensation and benefits	21,920	-		21,920
Professional fees	15,221	-		15,221
Provision for loan losses	2,405	-		2,405
Other	24,058	-		24,058
Total expenses	75,530	588		76,118
Loss from continuing operations
before income taxes	(47,220)	32,590		(14,631)
Provision for income taxes	(18,744)	12,936	(3)	(5,808)
Loss from continuing operations	(28,476)	19,653		(8,823)
Basic and diluted loss per share	$(1.81)			(0.56)
Basic and diluted weighted average
number of common and common
equivalent shares outstanding	15,720,217			15,720,217

(1)    Reflects the equity in earnings of Woodbridge for the year ended December 31, 2012 based on the equity method of accounting adjusted for Woodbridge’s acquisition in the Merger of all of the shares of Bluegreen not previously owned by Woodbridge.

(2)  Represents interest expense for the year ended December 31, 2012 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.

(3)  Represents an intraperiod tax allocation adjustment associated with income from continuing operations.

Exhibit 99.4

a

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

		Pro forma
	Historical	adjustments	Note	Pro forma
Revenues:
Interest income	$41,046	-		41,046
Income from Woodbridge	-	1,390	(1)	1,390
Other	598			598
Total revenues	41,644	1,390		43,034
Expenses:
Interest expense	15,572	-		15,572
Interest expense Woodbridge	-	588	(2)	588
Employee compensation and benefits	22,439	-		22,439
Professional fees	10,006	-		10,006
Provision for loan losses	37,874	-		37,874
Other	34,745	-		34,745
Total expenses	120,636	588		121,224
Loss from continuing operations
before income taxes	(78,992)	802		(78,190)
Provision for income taxes	(19,480)	-		(19,480)
Loss from continuing operations	(59,512)	802		(58,710)
Basic and diluted loss per share	$(4.21)			(4.15)
Basic and diluted weighted average
number of common and common
equivalent shares outstanding	14,227,370			14,227,370

(1)    Reflects the equity in earnings of Woodbridge for the year ended December 31, 2011 based on the equity method of accounting adjusted for Woodbridge’s acquisition in the Merger of all of the shares of Bluegreen not previously owned by Woodbridge.

(2)   Represents interest expense for the year ended December 31, 2011 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.

Exhibit 99.4

BBX CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro forma
	Historical	adjustments	Note	Pro forma
Revenues:
Interest income	$49,031	-		49,031
Income from Woodbridge	-	(16,229)	(1)	(16,229)
Other	1,300	-		1,300
Total revenues	50,331	(16,229)		34,102
Expenses:
Interest expense	14,877	-		14,877
Interest expense Woodbridge	-	588	(2)	588
Employee compensation and benefits	28,606	-		28,606
Professional fees	15,101	-		15,101
Provision for loan losses	91,455	-		91,455
Other	33,655	-		33,655
Total expenses	183,694	588		184,282
Loss from continuing operations
before income taxes	(133,363)	(16,817)		(150,180)
Provision for income taxes	127	-		127
Loss from continuing operations	(133,490)	(16,817)		(150,307)
Basic and diluted loss per share	$(12.04)			(13.54)
Basic and diluted weighted average
number of common and common
equivalent shares outstanding	11,166,951			11,166,951

(1)    Reflects the equity in earnings of Woodbridge for the year ended December 31, 2010 based on the equity method of accounting adjusted for Woodbridge’s acquisition in the Merger of all of the shares of Bluegreen not previously owned by Woodbridge.

(2)   Represents interest expense for the year ended December 31, 2010 associated with the $11.75 million promissory note in Woodbridge’s favor at the interest rate of 5% per annum contemplated by the terms of the promissory note.